UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

TouchIT Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151252	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Istanbul TrakyaSerbestBölgesiAtatürkBulvari Ali RizaEfendicd., A4 Blok Çatalca,
Istanbul Turkey
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
00-44-207 858 1045

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant.

(b)   On July 29 2010, the Company engaged Silberstein Ungar PLLC, solely for the purpose of preparing an audit for the  Company’s transition report on Form 10-K for the financial year ending April 30 2010, which was the fiscal year-end of the former shell company which was Hotel Management Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TouchIT Technologies, Inc.

By:	/s/ Andrew Brabin
Name:	Andrew Brabin
Title:	Chief Financial Officer

Dated: August 4, 2010